EX 10.10

                               DATED: JULY 1, 1998



                               PHILLIP JOHN CARTER

                                       and

                          CCC INFORMATION SERVICES INC.



                    ----------------------------------------

                                SALE AND PURCHASE
                                    AGREEMENT

                                   relating to
                           the entire share capital of
                                RAYFIELD LIMITED
                    ----------------------------------------



                                   GREENWOODS
                                   Solicitors
                                  30 Priestgate
                                  Peterborough
                                     PE1 1JE

                                      (MJE)

                                      INDEX

CLAUSE 1.     INTERPRETATION                                    p.  1
       2.     SALE OF SHARES                                    p.  3
       3.     CONSIDERATION                                     p.  3
       4.     COMPLETION                                        p.  3
       5.     WARRANTIES                                        p.  6
       6.     PROVISIONS RELATING TO THIS AGREEMENT             p.  9
       7.     COSTS                                             p.  12

FIRST SCHEDULE - Warranties                                     p.  13
Clause 1.     Interpretation                                    p.  13
       2.     Warranties                                        p.  13
SECOND SCHEDULE - Purchaser's Responsibilities and Warranties   p.  19
THIRD SCHEDULE - Part III Details of Company                    p.  21


THIS AGREEMENT is made the 1st day of July One thousand nine hundred and ninety eight

BETWEEN:

(1) PHILLIP JOHN CARTER of Stibbington Hall Stibbington Nr Wansford Peterborough (herein called "the Vendor") and
(2) CCC INFORMATION SERVICES INC. a company registered in Delaware USA whose office is at World Trade Center Chicago 444 Merchandise Mart Chicago Illinois 60654 USA (hereinafter called "the Purchaser")

WHEREAS:

The Purchaser wishes to acquire 900 Ordinary Shares of L1 each of the issued share capital of the Company being 960 Ordinary shares of L1 each (the Shares as hereinafter defined) from the Vendor on the terms of this Agreement

NOW IT IS HEREBY AGREED as follows:-

     INTERPRETATION

          DEFINITIONS

          In this Agreement where the context so admits:-

               "THE COMPANY" means RAYFIELD LIMITED further details of which are set out in Part III of the Third Schedule

               "COMPLETION" means completion of the sale and purchase of the Shares

               "COMPLETION DATE" means the date hereof

               "THE DIRECTOR" means the person who is a Director of the Company whose name and address is set out in Part I of the Third Schedule and

               "THE CONTINUING DIRECTOR" means the person named in Part II of that Schedule

               "THE DISCLOSURE LETTER" means the letter of even date herewith from the Vendor to the Purchaser "the Shares" means the shares to be bought and sold pursuant to Clause 2

               "THE WARRANTIES" means the warranties and representations set out in the First Schedule

          CONSTRUCTION OF CERTAIN REFERENCES

          In this Agreement unless the context otherwise requires:-

               words and phrases the definitions of which are contained or referred to in

               Part XXVI of the Companies Act 1985 shall be construed as having the meanings thereby attributed to them and references to the Companies Act shall mean the Companies Act 1985 references to a statute or statutory provisions shall be construed as references to those provisions as consolidated or amended or re-enacted or replaced or as their application is modified by other provisions (whether before or after the date hereof) from time to time and shall include references to any provisions of which they are re-enactments (whether with or without modification) and shall include any subordinate legislation in force under the same from time to time references to clauses and schedules are references to clauses hereof and schedules hereto. References to Clauses are unless otherwise stated references to Clauses of the clause in which the reference appears and references to this Agreement include the Schedules which form part of this Agreement for all purposes references to any document being in agreed terms are to that document in the form signed by or on behalf of the parties for identification references to persons includes firms corporations and unincorporated associations references to the singular gender shall also include the plural gender

               HEADINGS

               The headings and sub-headings are inserted for convenience only and shall not affect the construction of this Agreement Each of the schedules shall have effect as if set out herein and are part of this Agreement

          SALE OF SHARES

               SALE AND PURCHASE

               Subject to the terms of this Agreement the Vendor with full title guarantee shall sell and the Purchaser shall with effect from Completion purchase free from all liens charges equities and encumbrances and together with all rights now or hereafter attaching thereto the Purchaser relying upon the representations and warranties of the Vendor herein contained 900 of the issued Ordinary Shares of L1 each in the capital of the Company

          CONSIDERATION

               SHARES

               The total consideration for the Shares shall be L1,000,000

          COMPLETION

                COMPLETION

                Subject to the provisions of this Clause Completion of the sale and purchase of the Shares shall take place on the Completion Date at such place as the parties may agree whereupon:-

                    the Vendor shall:-

                         deliver to the Purchaser:-

                         (a)  duly executed transfer of the Shares by
                              the registered holders thereof in favour of the Purchaser together with the relative share certificate

                         (b)  all the statutory and other books (duly
                              written up to date) of the Company and
                              its Certificate of Incorporation and
                              Incorporation on Change of Name (if
                              received by the Company by this time)
                              and common seal

                    on Completion the Vendor shall cause to be duly held a meeting of the Board of the Company validly to effect or execute or validly to resolve to effect or execute:-

                              the approval of the transfers of the Shares to the Purchaser the issue to the Purchaser of Share Certificates in respect of those shares and the registration of the Purchaser as holders of those Shares (subject only to those transfers being represented duly stamped);

                              the appointment as Directors and Secretary of the Company of such persons as the Purchaser may nominate subject to such persons consenting to such appointment and not being disqualified from holding such offices;

                              the issue of mandates in relation to the Company to such bank or banks and in such form as the Purchaser may direct; the appointment as auditors of the Company of such person or firm as the Purchaser may nominate subject to the provisions of the Companies Act;

                              the change in the registered office of the Company to such address as may be nominated by the Purchaser; the sealing of the Share Certificates in favour of the Purchaser;

                              any other business which may be necessary or desirable to give full and valid effect to the sale and purchase provided for in this Agreement or as the Purchaser may reasonably require;

                    the Purchaser shall:-

                              pay the consideration for the Shares as provided for in Clause 3 (such payment to be made by way of banker's transfer to the Vendor's bank account at Lloyds Bank Plc deliver to the Vendor a duly executed employment Agreement with the Purchaser in the agreed terms deliver to the Vendor in exchange for a duly signed counterpart from the Vendor and the Company a duly signed copy of the Joint Venture Agreement in agreed terms procure a meeting of the shareholders of the Company and vote to approve the Share Option Scheme as set out in the Share Option Scheme Deed in agreed terms and exchange a duly executed copy thereof for others duly executed by the other parties thereto procure that the Board of the Company authorises Mr Carter to:


                                   offer to employ in the Company such of the staff of Carter and Carter Limited as he sees fit on such terms as he sees fit take over the existing rental agreements in respect of 3 vehicles used in the previous business of Carter and Carter Limited and 1 previously used by Carter and Carter take over such of the contracts in respect of the said previous business of Carter and Carter Limited and Carter and Carter as Mr Carter may decide deliver to the Vendor a duly executed copy of Share Put

                              Option Deed in agreed terms in exchange for a duly executed copy by Mr Carter and the Company


               The Vendor hereby declares that so long as it remains the registered holder of any of the Shares it will:-

                    stand and be possessed of the Shares and the dividends and other distributions of profits or surplus or other assets in respect thereof and all rights arising out of or in connection therewith in trust for the Purchaser and its successors in title;

                    at all times hereafter deal with and dispose of the Shares dividends distributions and rights as aforesaid as the Purchaser or any such successor may direct; at the request of the Purchaser or any such successor vote at all meetings which he shall be entitled to attend as the registered holder of the Shares in such manner as the Purchaser or any such successor may direct;

                    and (if so requested by the Purchaser or any such successor) execute all instruments of proxy or other documents which the Purchaser may reasonably require and which may be necessary or desirable or convenient to enable the Purchaser or any such successor to attend and vote at any such meeting

          WARRANTIES

               FIRST SCHEDULE

               The First Schedule shall have effect

               PURCHASER'S KNOWLEDGE

               The Warranties are given subject to matters excepted in the first sentence of Clause 2 of the First Schedule and to the terms of Clauses 5.5 to 5.17 inclusive

               WARRANTIES TO BE INDEPENDENT

               Each of the Warranties shall be separate and independent and save as expressly provided shall not be limited by reference to any other Warranty or anything in this Agreement

               REDUCTION OF PURCHASE CONSIDERATION

               Any payments made by the Vendor in satisfaction of any claim in respect of a breach of the Warranties are less than the consideration for the Shares they shall constitute a repayment of and reduction in such consideration

               LIMITATION OF VENDOR'S LIABILITY

               Neither of the parties shall have the right to rescind this Agreement after Completion The aggregate amount of the liability of the Vendor under the Warranties shall not exceed the total consideration for the Shares

               No liability shall attach to the Vendor under the Warranties unless the aggregate amount of such liability shall exceed L50,000 in which event the liability of the Vendor (subject to the other provisions of this Clause 5) shall include the amount of all claims and not merely the excess over L50,000

               No claim shall be capable of being made against the Vendor under the Warranties unless written notice thereof (specifying the breach or other event to which such claim shall relate and the amount claimed in respect thereof) shall have been given to the Vendor within a reasonable time after a claim has arisen (or the Purchaser ought reasonably to have realised that circumstances exist where a claim might or will be made) and in the event of any claim relating to taxation not later than the sixth anniversary of Completion and in any other event not later than 1st June 2000 and any such claim which may be made shall (if it has not been previously satisfied, settled or withdrawn or is in the process of being negotiated or settled with the Inland Revenue) be deemed to be withdrawn at the expiration of six months from the date of giving notice of such claim or the cessation of such negotiations or settlement unless legal proceedings in respect thereof have been commenced by the issuing and service of such proceedings against the Vendor

               Payment of any claim under the Warranties shall pro tanto satisfy and discharge any other claim under the Warranties in respect of the same facts which is capable of being made in respect of one and the same subject matter

               No liability shall attach to the Vendor in respect of a claim under the Warranties to the extent that:

                    such claim arises as a consequence of a change in the law enacted after the date hereof; such claim arises as the result of the retrospective imposition of taxation as a consequence of a change in the law enacted after the date hereof;

                    such claim or the events giving rise to such claim would not have arisen but for an act omission or transaction of the Purchaser or of the Company effected after Completion otherwise than in the ordinary course of business

               In assessing the liability of the Vendor under Warranties relating to taxation there shall be taken into account any benefit accruing to the Purchaser or the Company as a consequence of the relevant breach

               All amounts available for set-off or otherwise liable to be deducted pursuant to sub-Clauses 5.10 or 5.11 shall first be taken into account for the purpose of determining the amount of liability for the purposes of sub-Clause 5.7

               In the event of the Vendor having paid to the Purchaser an amount in respect of a claim under the Warranties and subsequent to the date of making such payment the Purchaser or the Company recover from a third part a sum which is directly referable to that payment then the Purchaser shall forthwith repay or procure the repayment by the Company to the Vendor of so much of the amount paid by the third party as does not exceed the sum paid by the Vendor to the Purchaser less the costs of the Purchaser or of the Company in recovering such sum

               In the event that the Purchaser or the Company shall be in receipt of any claim which might constitute or give rise to a claim under the Warranties the Purchaser shall as soon as reasonably practicable notify the Vendor giving full details as far as practicable and shall not settle or compromise any such claim or make any admission of liability without the prior written consent of the Vendor (such consent not to be unreasonably withheld or delayed by the Vendor). The Vendor shall be entitled to require the Purchaser to take or to procure that the Company takes such reasonable steps or proceedings as the Vendor may consider necessary in order to mitigate any claim under the Warranties

               Nothing herein or in the Warranties shall be deemed to relieve the Purchaser from any common law duty to mitigate any loss or damage incurred by it

               The Purchaser shall not be entitled to a claim that any fact or circumstance constitutes a breach of any of the Warranties if such fact or circumstance has been disclosed in this Agreement or the Disclosure Letter

               PURCHASER'S REPRESENTATIONS AND WARRANTIES

               The Second Schedule shall have effect

        PROVISIONS RELATING TO THIS AGREEMENT

                WHOLE AGREEMENT

                    This Agreement (together with any documents referred to herein) constitutes the whole agreement between the parties hereto relating to its subject matter and supersedes any previous agreement whether written or oral between the parties in relation to that subject matter and no variations hereof shall be effective unless made in writing and signed by all parties

                    The Purchaser irrevocably and unconditionally waives any right it may have to claim damages for any misrepresentation whether or not contained in this Agreement or for breach of any warranty not contained in the Agreement unless such misrepresentation or warranty was made fraudulently and/or to rescind this Agreement.

               AGREEMENT SURVIVES COMPLETION

               The Warranties and all other provisions of this Agreement insofar as the same shall not have been performed at Completion shall remain in full force and effect notwithstanding Completion

               FURTHER ACTS AND DEEDS

               At the request of the Purchaser the Vendor shall execute and perform all such further documents deeds or assurances and do such acts and things as may be required for effectually vesting the Shares in the Purchaser and otherwise for fulfilling the provisions of this Agreement.

               WAIVER

                    Any release delay or waiver by any party in favour of another of any (or part of any) of its rights power or privileges under this Agreement shall:-

                         be confined to the specific circumstances in which it is given; not affect any other enforcement of the same right or the enforcement of any other right by or against the same party; (unless it is expressed to be irrevocable) be revocable at any time

                    No delay or omission by the Purchaser in exercising any right power or remedy shall operate as a waiver thereof and any single or partial exercise thereof shall not preclude any other or further exercise thereof or the exercise of any right power or other remedy. The rights and remedies of the Purchaser hereunder are cumulative and not exclusive of any right or remedy provided by law


               SEVERABILITY

               If any part of any provision of this Agreement shall be invalid or unenforceable then the remainder of such provision and all other provisions of this Agreement shall remain valid and enforceable to the fullest extent permitted by law LAW The validity construction and performance of this Agreement shall be governed by the law of England and the parties hereby submit to the non-exclusive jurisdiction of the English Courts

               NOTICES

               Unless otherwise provided any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified by hand or professional courier service upon confirmation of telex or telecopy five days after deposit with the United States Post Office by registered or certified mail or with the United Kingdom Post Office by registered post postage prepaid or upon the next day following deposit with a nationally recognised overnight air courier addressed as follows:

               (A)  if the Purchaser to:

                    CCC Information Services Inc
                    World Trade Center Chicago
                    444 Merchandise Mart
                    Chicago, Illinois 60654
                    Attention:  Leonard L Ciarrocchi
                    Telecopy: (312) 527 1843

                    With a copy to:

                    Leland E Hutchinson
                    Winston & Strawn
                    35 West Wacker Drive
                    Chicago, Illinois 60601-9703
                    Telecopy: (312) 558-5700


               (B)  if to the Vendor to:

                    Carter & Carter
                    Greenhill House
                    Thorpe Wood
                    Peterborough
                    Cambridgeshire
                    PE3 6RU
                    Attention of Mr Phillip John Carter
                    Telecopy:

                    With a copy to:

                    Greenwoods
                    30 Priestgate
                    Peterborough
                    Cambridgeshire
                    PE1 1JE
                    Attention Michael Evans

               Any party may by notice given in accordance with this Clause to the other party to this Agreement designate another address or person for receipt of notice hereunder

          COSTS

          The Purchaser shall pay its own costs and expenses of and incidental to the preparation and completion of this Agreement and the other documents referred to in this Agreement and the sale and purchase hereby agreed to be made and those of the

          Vendor's solicitors and its accountants and of all their and the Vendor's travelling expenses incurred in connection therewith

EXECUTION

The parties have shown their acceptance of the terms of this Agreement by executing it as an agreement at the end of the Schedules

                                 FIRST SCHEDULE
                                   WARRANTIES

INTERPRETATION

In this Schedule where the context so admits:-

     "ENCUMBRANCE" includes any interest or equity of any person (including without prejudice to the generality of the foregoing, any right to acquire, option or right of pre-emption) or any mortgage, charge, pledge, lien, assignment, hypothecation, security interest, title retention or any other security agreement or arrangement.

     "TAXATION" means any form of taxation levy rate or impost whenever created imposed levied or deducted and whether of the United Kingdom or elsewhere Any question whether a person is connected with another shall be determined in accordance with s.839 Income and Corporation Taxes Act 1988 ("ICTA 1988") which shall apply in relation to this Schedule as it applies in relation to that Act. Where any statement is qualified by the expression "so far as the Vendor is aware" or "to the best of the Vendors knowledge and belief" or any similar expression, the Vendor shall be deemed to have made proper enquiry in respect of the matter of the all appropriate employees

WARRANTIES AND REPRESENTATIONS

The Vendor hereby warrants and represents to and for the benefit of the Purchaser in the following terms which are at the date of this Agreement true and accurate in all material respects save as to the matters disclosed in the Disclosure Letter

THE COMPANY AND GENERAL MATTERS

     The Company has not traded and does not own nor has it ever owned any freehold or leasehold property The Company has not committed any criminal offence nor is it subject to any claim in respect of any matter from any person.

THE VENDOR

     CAPACITY

     The Vendor has full power to enter into and perform this Agreement and this Agreement constitutes binding obligations on the Vendor in accordance with its terms.

     LOANS TO OR BY THE VENDOR

     There is not outstanding any indebtedness or other liability (actual or contingent) owing by the Company to the Vendor or any person connected with the Vendor nor is there any indebtedness owing to the Company by any such person.

     THE COMPANY'S CONSTITUTION

     SHARE CAPITAL

     The Shares are beneficially owned by the Vendor free from all liens, charges, equities, encumbrances or interests in favour of any other person and the Shares will at Completion constitute 90% of the allotted share capital of the Company and the Vendor is entitled to sell and transfer the full legal and beneficial ownership of the Shares to the Purchaser on the terms set out in this Agreement.

     The particulars of the Company given in the Second Schedule to this Agreement are true complete and accurate.

     MEMORANDUM AND ARTICLES

     The copy of the Memorandum and Articles of Association of the Company attached to the Disclosure Letter is true and complete and has embodied therein or annexed thereto a copy of every such resolution or agreement as is referred to in s.380 of the Companies Act 1985.

     COMPANY RESOLUTION

     Neither the Company nor any class of its members has passed any resolution save for a resolution to change its name to Rayfield Limited and has made all returns required to the Registrar of Companies

     OPTIONS ETC.

     No person has the right (whether exercisable now or in the future and whether contingent or not) to call for allotment, issue, sale, transfer or other form of security mortgage charge or pledge of any share or loan capital of the Company under any option or other agreement (including conversion rights and rights of pre-emption).

     REDEMPTION AND FINANCIAL ASSISTANCE

     The Company has not at any time:

     (a)  purchased or redeemed or repaid any share capital; or

     (b) given any financial assistance in connection with any such acquisition of share capital as would fall within sections 151 to 258 (inclusive) of the Companies Act 1985


     THE COMPANY AND THE LAW

     COMPLIANCE WITH LAWS

     The Company has been constituted in all respects in accordance with all applicable laws and regulations of the United Kingdom and there is no order, decree or judgment of any Court or any governmental agency of the United Kingdom or any foreign country outstanding against the Company or which may have a material adverse effect upon the assets or business of the Company.

     LICENCES ETC.

     All necessary licences, consents, permits and authorities (public and private) can be obtained by the Company to enable the Company to carry on its business effectively in the places and in the manner in which such business is intended to be carried on and the Vendor knows of no reason why any of them should not be granted

     BREACH OF STATUTORY PROVISIONS

     The Company has not committed or omitted to do any act or thing the commission or omission of which is, or could be, in contravention of any Act, order, regulation or the like in the United Kingdom or elsewhere which is punishable by fine or other penalty.

     LITIGATION

     The Company is not engaged in any litigation or arbitration prosecution or other legal or tribunal proceedings or any governmental investigation and so far as the Vendor is aware no litigation or arbitration prosecution or other legal or tribunal proceedings are pending or threatened by or against the Company and there are no circumstances likely to give rise to any litigation or arbitration or other legal or tribunal proceedings or governmental investigations and the Company has not been a party to any undertaking or assurance given to any court or governmental agency which is still in force and so far as the Vendor is aware of any circumstances which may give rise to any such matter.

     INSOLVENCY

     No order has been made or petition presented or resolution passed for the winding up of the Company nor has any distress, execution or other process been levied against the Company and so far as the Vendor is aware none are threatened or proposed.

     GRANTS

     The Company has not applied for or received any grant from any supranational, national or local authority or governmental agency.

     ASSETS AND CHARGES

     The Company has no assets other than the goodwill of the firm of Carter & Carter from which it acquired pursuant to the Deed of Gift of even date a copy of which is annexed to the Disclosure Letter and to which it has good marketable title and neither such goodwill or uncalled capital of the Company is subject to any Encumbrance or any agreement or commitment to give or create any Encumbrance.

     CREDITORS AND DEBTS

     The Company has no creditors and owes no debts.

     TITLE RETENTION

     The Company has not acquired or agreed to acquire any asset other than the said goodwill

     THE COMPANY'S CONTRACTS

     DOCUMENTS

     The Company has no contracts.

     POWERS OF ATTORNEY

     There are in force no powers of attorney given by the Company. No person, as agent or otherwise, is entitled or authorised to bind or commit the Company to any obligation not in the ordinary course of the Company's business.

     THE COMPANY AND ITS BANKERS

     BANKERS

     The Company has no bankers.

     EMPLOYEES

     The Company has no employees.

     DIRECTORS

     The particulars shown in the Third Schedule are true and complete and no person not named therein as such is a director of the Company.

     THE COMPANY AND THE REVENUE

     The Company is resident in the United Kingdom for taxation purposes. The Company has not been party to any transaction that would make it liable to any form of taxation other than the transfer to it of the said goodwill


     The Company has not any obligation to make any returns nor has had any obligation to make any returns to the taxation authorities

     INVESTMENTS ASSOCIATION AND BRANCHES

     The Company:-

          is not the holder or beneficial owner of and has not agreed to acquire any class of the share or other capital of any other company or corporation (whether incorporated in the United Kingdom or elsewhere);

          is not and has not agreed to become a member of any partnership joint venture consortium or other unincorporated association;

          and has no branch outside England and no permanent establishment (as that expression is defined in the respective Double Taxation Relief Orders current at the date hereof) outside the United Kingdom.

                                 SECOND SCHEDULE
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser hereby represents and warrants to the Vendor that:

          AUTHORISATION

          The Purchaser has full power and authority to enter into this Agreement and that this Agreement constitutes a valid and legally binding obligation of the Purchaser

          ACQUIRE ENTIRELY FOR OWN ACCOUNT

          This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Vendor which by its execution of this Agreement it hereby confirms that the Shares will be acquired for investment for the Purchaser's own account not as a nominee agent and not with a view to the resale or distribution of any part thereof and that the Purchaser has no present intention of selling granting any participation in or otherwise distributing the same. By executing this Agreement the Purchaser further represents that it does not have any contract undertaking agreement or arrangement with any person to sell transfer or grant participation to such person or to any third parson with respect to any of the Shares

          SOPHISTICATED PURCHASER

          The Purchaser is a sophisticated Purchaser with respect to the Shares has been given the opportunity to access the records of the Company and has made its own independent analysis and investigation into the business operations financial condition and general credit worthiness of the Company and has made its own independent decision to acquire on the date hereof the Shares pursuant to the terms and conditions set forth in this Agreement except that the Purchaser has relied upon the Warranties contained in this Agreement

     COVENANTS OF THE INVESTOR

          CONFIDENTIAL INFORMATION

          Prior to the Closing the Company shall at the Purchaser's request afford or cause to be afforded to the agents attorneys accountants and other authorised representatives of the Purchaser reasonable access during normal business hours to all employees properties books and records relating to the Company and shall permit such persons to make copies of such book and records. The Purchaser will treat and shall cause all of its agents attorneys accountants and other authorised representatives to treat all information obtained pursuant to this Clause 5 as confidential subject to any disclosure requirements of the Purchaser under applicable law. No investigation by the Purchaser or any of its representatives pursuant to this Clause 5 shall affect any representation warranty or Closing condition of either party hereto

                                 THIRD SCHEDULE

                                     PART I

Director        Phillip John Carter


                                     PART II

Continuing Director        Phillip John Carter


                                    PART III

                               DETAILS OF COMPANY


Name:                              Rayfield Limited

No:                                3566516

Date and Place of Incorporation:   19th May 1998 - Cardiff, Wales

Class of Company:                  Private Limited

Authorised Share Capital:          1000 Ordinary Shares of L1 each

Issued Share Capital:              960 Ordinary Shares of L1 each

Director:                          Phillip John Carter

Secretary:                         Stuart Manning

Registered Office:                 Greenhill House, Thorpe Wood, Peterborough

Shareholder:             Phillip John Carter - 960 Ordinary Shares of L1 each

Tax Residence:                     UK


SIGNED by PHILLIP JOHN CARTER           )
in the presence of:                     )



SIGNED by                               )
and                                     )
for and on behalf of CCC INFORMATION )
SERVICES INC.                           )


Director



Director